                                                                      EXHIBIT 21

                 SUBSIDIARIES OF BECTON, DICKINSON AND COMPANY
                EXHIBIT 21 TO FORM 10-K FILED DECEMBER 23, 2003

                                                          STATE OF JURISDICTION   PERCENTAGE OF VOTING
                   NAME OF SUBSIDIARY                        OF INCORPORATION       SECURITIES OWNED
                   ------------------                        ----------------       ----------------
               B-D (Cambridge U.K.) Ltd.                      United Kingdom            100%(1)
       BD Biosciences, Systems and Reagents Inc.                California                100%
             BD Holding S. de R.L. de C.V.                        Mexico                100%(1)
                BD Matrex Holdings, Inc.                         Delaware                 100%
             BD Ophthalmic Systems Limited                    United Kingdom            100%(1)
                      BDX INO LLC                                Delaware                 100%
                  Becton Dickinson A/S                           Denmark                100%(1)
       Becton Dickinson AcuteCare Holdings, Inc.                 Delaware                 100%
            Becton Dickinson AcuteCare, Inc.                  Massachusetts             100%(1)
  Becton Dickinson Advanced Pen Injection Systems GmbH         Switzerland              100%(1)
           Becton Dickinson Argentina S.R.L.                    Argentina               100%(1)
             Becton Dickinson Asia Limited                      Hong Kong               100%(1)
         Becton Dickinson Asia Pacific Limited            British Virgin Islands          100%
             Becton Dickinson Austria GmbH                       Austria                100%(1)
             Becton Dickinson Benelux N.V.                       Belgium                100%(1)
              Becton Dickinson Canada Inc.                        Canada                100%(1)
              Becton Dickinson Caribe Ltd.                    Cayman Islands            100%(1)
  Becton Dickinson Catheter Systems Singapore Pte Ltd.          Singapore               100%(1)
     Becton Dickinson Cellular Imaging Systems B.V.            Netherlands              100%(1)
            Becton Dickinson Colombia Ltda.                      Colombia               100%(1)
    Becton Dickinson Critical Care Systems Pte Ltd.             Singapore               100%(1)
            Becton Dickinson Czechia s.r.o.                   Czech Republic            100%(1)
           Becton Dickinson del Uruguay S.A.                     Uruguay                100%(1)
       Becton Dickinson Distribution Center N.V.                 Belgium                100%(1)
           Becton Dickinson East Africa Ltd.                      Kenya                 100%(1)
       Becton Dickinson Foreign Sales Corporation                Barbados               100%(1)
            Becton Dickinson Guatemala S.A.                     Guatemala               100%(1)
              Becton Dickinson Hellas S.A.                        Greece                100%(1)
             Becton Dickinson Holdings GmbH                      Germany                100%(1)
             Becton Dickinson Hungary Kft.                       Hungary                100%(1)
         Becton Dickinson India Private Limited                   India                 100%(1)
          Becton Dickinson Infusion Therapy AB                    Sweden                100%(1)
         Becton Dickinson Infusion Therapy B.V.                Netherlands              100%(1)
         Becton Dickinson Infusion Therapy GmbH                  Germany                100%(1)
     Becton Dickinson Infusion Therapy Holdings AB                Sweden                100%(1)
    Becton Dickinson Infusion Therapy Holdings Inc.              Delaware                 100%
Becton Dickinson Infusion Therapy Systems Inc., S.A. de C.V.      Mexico                100%(1)
          Becton Dickinson Infusion Therapy UK                United Kingdom            100%(1)
     Becton Dickinson Infusion Therapy Systems Inc.              Delaware                 100%

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


                                                          STATE OF JURISDICTION   PERCENTAGE OF VOTING
                   NAME OF SUBSIDIARY                        OF INCORPORATION       SECURITIES OWNED
                   ------------------                        ----------------       ----------------
 Becton Dickinson Infusion Therapy Holdings UK Limited        United Kingdom            100%(1)
         Becton Dickinson Insulin Syringe, Ltd.               Cayman Islands            100%(1)
    Becton Dickinson Ithalat Ihracat Limited Sirketi              Turkey                100%(1)
          Becton Dickinson Korea Holding, Inc.                   Delaware                 100%
            Becton Dickinson Malaysia, Inc.                       Oregon                  100%
          Becton Dickinson (Mauritius) Limited                  Mauritius                 100%
         Becton Dickinson Medical (S) Pte Ltd.                  Singapore               100%(1)
   Becton Dickinson Medical Devices Co. Shanghai Ltd.             P.R.C.                100%(1)
   Becton Dickinson Medical Devices Co. Ltd., Suzhou              P.R.C.                  99%
      Becton Dickinson Medical Products Pte. Ltd.               Singapore                 100%
                 Becton Dickinson Ltd.                         New Zealand              100%(1)
                 Becton Dickinson O.Y.                           Finland                100%(1)
        Becton Dickinson Overseas Services Ltd.                   Nevada                  100%
              Becton Dickinson Pen Limited                       Ireland                100%(1)
             Becton Dickinson Penel Limited                   Cayman Islands            100%(1)
           Becton Dickinson Philippines, Inc.                  Philippines              100%(1)
        Becton Dickinson Polska Ltd. Sp. z.o.o.                   Poland                100%(1)
               Becton Dickinson Pty. Ltd.                       Australia               100%(1)
              Becton Dickinson (Pty) Ltd.                      South Africa             100%(1)
               Becton Dickinson Sdn. Bhd.                        Malaysia               100%(1)
          Becton Dickinson Service (Pvt.) Ltd.                   Pakistan                 100%
        Becton Dickinson Sample Collection GmbH                Switzerland              100%(1)
          Becton Dickinson (Thailand) Limited                    Thailand               100%(1)
            Becton Dickinson Venezuela, C.A.                    Venezuela               100%(1)
              Becton Dickinson Venture LLC                       Delaware                 100%
                    BD Ventures LLC                             New Jersey                100%
            Becton Dickinson Worldwide, Inc.                     Delaware                 100%
                 Becton Dickinson, S.A.                           Spain                 100%(1)
           Becton Dickinson (Royston) Limited                 United Kingdom            100%(1)
                 Becton, Dickinson A.G.                        Switzerland              100%(1)
              Becton, Dickinson Aktiebolag                        Sweden                100%(1)
          Becton, Dickinson and Company, Ltd.                    Ireland                100%(1)
                 Becton, Dickinson B.V.                        Netherlands              100%(1)
       Becton, Dickinson de Mexico, S.A. de C.V.                  Mexico                100%(1)
              Becton Dickinson France S.A.                        France                100%(1)
                 Becton Dickinson GmbH                           Germany                100%(1)
     Becton, Dickinson Industrias Cirurgicas, Ltda.               Brazil                100%(1)
            Becton, Dickinson Italia S.p.A.                       Italy                 100%(1)
               B-D U.K. Holdings Limited                      United Kingdom            100%(1)
             Becton Dickinson U.K. Limited                    United Kingdom            100%(1)
                      Bedins Ltd.                                Bermuda                100%(1)
            Bedins Vermont Indemnity Company                     Vermont                  100%
                       Benex Ltd.                                Ireland                100%(1)
                 Boin Medica Co., Ltd.                            Korea                 100%(1)
             BTP Immunization Systems, LLC                      New Jersey                100%

                                                          STATE OF JURISDICTION   PERCENTAGE OF VOTING
                   NAME OF SUBSIDIARY                        OF INCORPORATION       SECURITIES OWNED
                   ------------------                        ----------------       ----------------
              Clontech Laboratories, Inc.                        Delaware                 100%
            Clontech Laboratories UK Limited                  United Kingdom            100%(1)
              Critical Device Corporation                       California                100%
                      D.L.D., Ltd.                               Bermuda                100%(1)
                      Dantor S.A.                                Uruguay                100%(1)
            Difco Laboratories Incorporated                      Michigan                 100%
               Difco Laboratories Limited                     United Kingdom            100%(1)
                Discovery Labware, Inc.                          Delaware                 100%
             Distribuidora BD, S.A. de C.V.                       Mexico                100%(1)
                    EPV S.A. de C.V.                              Mexico                100%(1)
           Franklin Lakes Enterprises, L.L.C.                   New Jersey                100%
            Healthcare Holdings in Sweden AB                      Sweden                100%(1)
                    IBD Holdings LLC                             Delaware                50%(1)
              Johnston Laboratories, Inc.                        Maryland                 100%
      Life Science Support & Service Company, Ltd.                Japan                 100%(1)
             Luther Medical Products, Inc.                      California              100%(1)
             Staged Diabetes Management LLC                     New Jersey               50%(1)
             Matrex Salud, de R.L. de C.V.                        Mexico                 50%(1)
                 Med-Safe Systems, Inc.                         California                100%
         Nippon Becton Dickinson Company, Ltd.                    Japan                 100%(1)
                       PharMingen                               California                100%
                  Phase Medical, Inc.                           California              100%(1)
                    PreAnalytiX GmbH                           Switzerland               50%(1)
           Promedicor de Mexico, S.A. de C.V.                     Mexico                100%(1)
                     Saf-T-Med Inc.                              Delaware                 100%
             Tru-Fit Marketing Corporation                    Massachusetts               100%
                    Visitec Limited

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(1) owned by a wholly-owned subsidiary of Becton, Dickinson and Company

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